UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2011 (September 21, 2011)

CARE INVESTMENT TRUST INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54474	38-3754322

(State or Other Jurisdiction	(Commission	(I.R.S. Employer Identification
of Incorporation)	File Number)	No.)

780 Third Avenue, 21st Floor
New York, New York	10017

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 446-1410
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index
EX-99.1: Combined Audited And Unaudited Statement of Revenues And Certain Operating Expenses
EX-99.2: Pro Forma Condensed Consolidated Statement of Operations
EX-99.3: Handwerger, Cardegna, Funkhouser & Lurman, P.A. CONSENT
EX-99.1
EX-99.2
EX-99.3

Explanatory Note
     This Current Report on Form 8-K/A (this “Amendment”) is being filed to include disclosures that supplement those disclosures made by Care Investment Trust Inc. (the “Company” or “Care”), a Maryland corporation, in its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 26, 2011 (the “Form 8-K”) to report the completion of Care’s acquisition of three (3) assisted living and memory care facilities located in Virginia (the “Greenfield Properties” or “Facilities” or “Greenfield Care REIT Acquired Properties”) from affiliates of Greenfield Senior Living, Inc. (“Greenfield”), as discussed in more detail below.
     The pro forma financial information described in Item 9.01 below should be read in conjunction with the Form 8-K, the respective historical financial statements and notes thereto of Care Investment Trust Inc. as of September 30, 2011 and for the three and nine-month periods then ended, as reflected in Care’s Form 10-Q for the quarter ended September 30, 2011 and as of and for the year ended December 31, 2010, as reflected in Care’s Form 10-K for the year ended December 31, 2010, as well as the combined audited statements of revenues and certain operating expenses of Greenfield Assisted Living of Fredericksburg, L.L.C., Greenfield Assisted Living of Stafford, L.L.C. and Greenfield Assisted Living of Berryville, L.L.C. (collectively, the “Lessees”) for the Greenfield Care REIT Acquired Properties, for the year ended December 31, 2010 and the combined unaudited statement of revenues and certain operating expenses of the Greenfield Care REIT Acquired Properties for the nine-month period ended September 30, 2011 prepared in accordance with Rule 8-06 of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (the “Rule 8-06 Financial Statements”) which are included in this filing.
Item 9.01 Financial Statements and Exhibits
     As previously announced on September 21, 2011, Care completed the acquisition of the Greenfield Properties from affiliates of Greenfield Senior Living, Inc. for $20.8 million (the “Purchase Price”). Simultaneously with the acquisition, Care has leased the facilities back to affiliates of Greenfield under a master lease having an initial base term of 12 years with two ten-year renewal options. Care funded the investment through cash on hand and approximately $15.5 million of first mortgage bridge financing from KeyBank National Association (“KeyBank”). It is anticipated that permanent financing will be obtained through a KeyBank sponsored Freddie Mac refinancing, expected to occur within 90 days after the original closing of this transaction.
     In addition to the Rule 8-06 Financial Statements referred to above, this Amendment provides the Company’s unaudited pro forma condensed consolidated statement of operations for the period from January 1, 2010 to December 31, 2010, and the unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2011, giving effect to the acquisition of the Greenfield Properties and the KeyBank bridge loan on the Company’s results of operations for the periods referred to above. The 2010 pro forma condensed consolidated statement of operations also gives effect to the Tiptree transaction described below.
     As the Greenfield Properties acquisition closed on September 21, 2011, the assets and liabilities associated with the acquisition of the Greenfield Properties are reflected in Care’s unaudited balance sheet as of September 30, 2011 which is included in Care’s Form 10-Q for the quarter ended September 30, 2011. In Care’s unaudited balance sheet as of September 30, 2011, the acquisition is reflected in the balance sheet accounts for “Real Estate: Land,” “Real Estate: Buildings and Improvements,” “Real Estate: Buildings and Improvements less accumulated depreciation and amortization,” “Total real estate, net,” “Other assets,” “Other liabilities” and “Mortgage notes payable.”
     On August 13, 2010 Care completed the sale of control of the Company to Tiptree Financial Partners, L.P. (“Tiptree”) through a combination of approximately $55.7 million equity investment by Tiptree in newly issued common stock of the Company at $9.00 per share (prior to the Company’s announcement of a three-for-two stock split in September 2010), and a cash tender (the “Tender Offer”) by the Company for up to all of the Company’s previously issued and outstanding shares of common stock (the “Tiptree Transaction”). Approximately 97.4% of previously existing stockholders tendered their shares in connection with the Tiptree Transaction, and the Company simultaneously issued to Tiptree approximately 6.19 million newly issued shares of the Company’s common stock, representing ownership of approximately 92.2% of the then outstanding common stock of the Company. Pursuant to the Tiptree Transaction, CIT Healthcare LLC ceased management of the Company as of November 16, 2010. Since such time, Care has been managed through a combination of internal management and a services agreement with TREIT Management, LLC (“TREIT”).
     The Tiptree Transaction was accounted for as a purchase in accordance with Accounting Standards Codification 805 Business Combinations, and the purchase price was pushed-down to the Company’s 2010 consolidated financial statements in accordance with U.S. Securities and Exchange Commission Staff Accounting Bulletin Topic 5J (“New Basis of Accounting Required in Certain Circumstances”). When using the push-down basis of accounting, the acquired company’s separate financial statements reflect the new accounting basis recorded by the acquiring company. Accordingly, Tiptree’s purchase accounting adjustments have been reflected in the Company’s financial statements for the period commencing on August 13, 2010. The new basis of accounting reflects the estimated fair value of the Company’s assets and liabilities as of the date of the Tiptree Transaction.
     As a result of the Tiptree Transaction, the period from January 1, 2010 to August 12, 2010 for which the Company’s results of operations are presented, is reported as the “Predecessor” period. The periods from August 13, 2010 through December 31, 2010 and January 1, 2011 through September 30, 2011, for which the Company’s results of operations are presented, are reported as the

“Successor” period.
     Although our Company continues to exist as the same legal entity after the Tiptree Transaction, as a result of the application of push down accounting, we are required to present the 2010 condensed consolidated financial statements for “predecessor” and “successor” periods. Our predecessor periods relate to the accounting periods preceding the Tiptree Transaction. Our successor periods relate to the accounting periods following the Tiptree Transaction in which we have applied push down accounting. For purposes of this Form 8-K/A, to facilitate the discussion of operations, we have mathematically combined our predecessor consolidated results for the period from January 1, 2010 to August 12, 2010 and our successor consolidated results for the period August 13, 2010 to December 31, 2010. Although this presentation does not comply with U.S. generally accepted accounting principles, we believe it provides meaningful comparison of our operating results for the twelve months ended December 31, 2010 because it allows us to compare our combined operating results over equivalent periods of time to produce the unaudited pro forma results of operations. Nonetheless a reader should bear in mind that the combined consolidated financial statements for our successor and predecessor periods have been prepared using different bases of accounting.
Summarized Financial Information for Greenfield Senior Living, Inc. and Subsidiaries
     Greenfield is the guarantor of the master lease described above. Summarized financial information for the year ended December 31, 2010 of Greenfield is as follows (amounts in millions):

2010
Total revenue	$17.4
Net income	$1.2
Total assets	$38.1

     The following exhibits are filed as part of this Report.

Exhibit
No.	Description of Document
99.1	Combined Audited Statement of Revenues and Certain Operating Expenses of Greenfield Senior Living, Inc. for the Greenfield Care REIT Acquired Properties for the Year Ended December 31, 2010, and Combined Unaudited Statement of Revenues and Certain Operating Expenses of Greenfield Senior Living, Inc. for the Greenfield Care REIT Acquired Properties for the Nine Months Ended September 30, 2011.

99.2	Care Investment Trust Inc.’s Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Nine Months Ended September 30, 2011 and the Pro Forma Condensed Statement of Operations (Unaudited) for the Period from January 1, 2010 to December 31, 2010.

99.3	Handwerger, Cardegna, Funkhouser & Lurman, P.A.Consent

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2011	CARE INVESTMENT TRUST INC.
	By:	/s/ Steven M. Sherwyn
		Name:	Steven M. Sherwyn
		Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
No.	Description of Document
99.1	Combined Audited Statement of Revenues and Certain Operating Expenses of Greenfield Senior Living, Inc. for the Greenfield Care REIT Acquired Properties for the Year Ended December 31, 2010, and Combined Unaudited Statement of Revenues and Certain Operating Expenses of Greenfield Senior Living, Inc. for the Greenfield Care REIT Acquired Properties for the Nine Months Ended September 30, 2011.

99.2	Care Investment Trust Inc.’s Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Nine Months Ended September 30, 2011 and the Pro Forma Condensed Statement of Operations (Unaudited) for the Period from January 1, 2010 to December 31, 2010.

99.3	Handwerger, Cardegna, Funkhouser & Lurman, P.A.Consent

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